TriMas Investor & Analyst Day at Lamons Houston, Texas November 7, 2012 NASDAQ • TRS

Forward Looking Statements Any “forward-looking” statements contained herein, including those relating to market conditions or the Company’s financial condition and results, expense reductions, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including, but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, the Company’s substantial leverage, liabilities imposed by the Company’s debt instruments, market demand, competitive factors, supply constraints, material and energy costs, technology factors, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2011, and in the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements. In this presentation, certain non-GAAP financial measures may be used. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure may be found in the third quarter 2012 earnings release available on the Company’s website. Additional information is available at www.trimascorp.com under the “Investors” section. 2

Opening Remarks Dave Wathen, TriMas President and CEO

Common Attributes Across Businesses • Focused markets with leading market positions • Strong brand names • Well-established customer relationships • Proprietary, highly-engineered products • Common operating processes • Opportunities for growth and productivity • Strong cash flow generation Cequent Engineered Components Aerospace & Defense Energy Packaging YTD Revenue: $202.3 Op. profit margin: 22.1% Americas YTD Revenue: $320.0 Op. profit margin (1): 10.0% ($ in millions; from continuing operations) 9/30/12 YTD Revenue: $971.9 Op. profit margin(1): 11.9% Balanced Portfolio with Common Attributes 4 YTD Revenue: $143.2 Op. profit margin: 10.1% YTD Revenue: $58.0 Op. profit margin: 27.1% YTD Revenue: $154.2 Op. profit margin: 14.7% Asia Pacific YTD Revenue: $94.2 Op. profit margin (1): 12.6% (1) Operating profit margin excludes “Special Items.” “Special Items” for each period are provided in the Appendix. Note: All figures are year to date as of September 30, 2012.

Strategic Aspirations 5 • Generate high single-digit top-line growth • Invest in growing end markets through new products, global expansion and acquisitions • Drive 3% to 5% total gross cost productivity gains annually – utilize savings to fund growth • Grow earnings faster than revenue growth • Continue to decrease leverage ratio • Strive to be a great place to work Strategic aspirations are our foundation.

Lamons Introduction • Strong management team • Long-term customer relationships • Proven local business model • Growing global footprint • Opportunities for growth and margin expansion 6 Strategic growth platform for TriMas.

Lamons Kurt Allen, President

Lamons Team Introductions Brad Hubbard Division Finance Officer Anthony Startz Director Human Resources Kris Kolb Vice President Sales & Marketing Hank Gund Vice President Manufacturing & Engineering 8 Kurt Allen President Dave Wiebe Vice President Purchasing & IT

Lamons History 9 1990 LA Hose 1988 Power Engineering 1987 Canadian Gasket 2005 Hangzhou (China) 2002 Joliet (IL) 1998 Freeport (TX) * = Estimate Revenue 1997 Beaumont Bolt 1986 King of Prussia (PA) 2008 Zhangjagang (China) 2011 Edmonton (Canada), Midland (MI), Minneapolis (MN), Tarragona (Spain), X-Cel (India) 2012 Singapore, CIFAL (Brazil), Denver (CO) 2010 Grimsby (UK), South Texas Bolt & Fitting (TX) 2009 Rotterdam (Netherlands), Salt Lake City (UT)

Product Overview 10 Most significant product growth has been in the bolt category. Bolts 2011 Product Mix Other Heat Exchanger Spiral Wound Gaskets Soft Gaskets Ring Type Joint Kammpro Per management estimates Significant variety of gaskets and bolts – can vary by size, shape and material

Product Overview 11 2011 Product Mix Based on Volume 2011 Delivery Time Mix Based on Volume Standard Special Routine Rush Ability to charge for speed. Per management estimates

12 Major Customers and Markets Key Customers Major Markets Upstream/ Midstream OEM/ Power/ Steel Petrochemical Refining Long-term relationships and global contracts with key customers create opportunities around the world. Engineering & Construction Per management estimates

Market Overview 13 Significant opportunities to increase market share over the next several years. • Global industrial gasket and bolt market is approximately $1.2 billion • Lamons’ global market share is approximately 15% for gaskets and 10% for bolts • Lamons' market share in North America is estimated to be more than 35% in both products, with lower shares in other markets • Market growth opportunities: North America  Shale/fracking upstream boom  Chemical plant project expansions due to fracking technology lowering natural gas prices  Major projects being bid for foreign plants in Australia and West Africa South America  Pre-salt oil findings in Brazil resulting in major spend for the next 10 years in drilling and refining sectors Middle East  Expansion in chemical, refining and LNG projects over the next few years Far East & Australia  Large LNG projects in the region

Global Competitors • Garlock – one of the global market leaders in sheet gaskets with a global distribution network • – predominantly supplies gaskets through distribution but recently added own locations and bolts • – gasket market leader in Europe with their own locations • – predominantly a bolt manufacturer with their own locations, but added gaskets to their portfolio over the past few years • – gasket market leader in South America 14 Lamons has a unique business model the competition has often tried to replicate.

Unique Position in the Marketplace • Broad product portfolio • Gaskets and bolts • Standards and specials • Manufacturing and distribution • Hub and spoke model • Accepted on customers’ global approval lists 15 Proven model – expanding globally.

Lamons Opportunities

Lamons Opportunities • Global expansion • Engineered and specialty products • Margin expansion and productivity 17 Continued geographic and product expansion will generate future growth.

Global Expansion

Branch Expansion to Better Serve Global Customers 19 New locations since 2009: • Midland, Michigan • Minneapolis, Minnesota • Edmonton, Canada • Houston, Texas (second location) • Faridabad, India • Grimsby, United Kingdom • Singapore • Tarragona, Spain • São Paulo, Brazil • Denver, Colorado Lamons Market Global Market Follow global customers. Sealing Global. Servicing Local. North America Central/ South America Middle/ Far East Europe North America Middle/Far East Europe Central/South America Africa Per management 2012 estimates

20 KEY Exxon Chevron BP Shell Phillips 66 Tesoro LyondellBasell Dow Beaumont Bellingham Ft. Erie Sarnia Freeport Salt Lake Boothwyn Joliet Martinez New Orleans Baton Rouge Lake Charles Houston = Lamons Branch Expansion Edmonton St. Paul Denver 20 Midland

Inside a Lamons Branch 21 Full service branches close to customers provide a competitive advantage – not a significant dollar investment.

Global Expansion


Sweden
Finland
Norway
Estonia
Latvia
Lithuania
United Kingdom
Rotterdam
Ireland
Poland
Belarus
Germany
Czech Republic
Ukraine
Slovakia
Austria
France
Switz
Hungary
Romania
Italy
Croatia
Tarragona
Portugal
Spain
Bulgaria
Albania
Greece
Turkey

KEY

Exxon
Chevron
BP
Shell
Phillips 66
LyondellBasell
Dow
Valero

= Lamons

TriMas Corporation

22

Hangzhou Global Expansion KEY Exxon Chevron BP Shell Dow Phillips 66 = Lamons Zhangjiagang Singapore Faridabad 23

Global Expansion KEY Petrobras Braskem Dow = Lamons 24 São Paulo

Global Expansion: Why Brazil? • Current market estimate: • Gaskets: $75 million • Bolts: $80 million • Petrobras plans to spend approximately $225 billion between 2011 and 2015; 57% in exploration and production • 50 new drilling rigs and 50 FPSO to be built between 2011 and 2020 • 400,000 barrels per day (bpd) of refining will be added from 2011 to 2015, with another 1,065,000 bpd between 2016 and 2020 • Many U.S. customers already in Brazil (Dow, National Oilwell Varco, FMC, Cooper Cameron, General Electric) 25 Opportunity to replicate North American branch strategy in Brazil. Source: Management estimates and Petrobras webcasted presentation dated 7/26/11

KEY Petrobras: Current Refineries Braskem Dow Global Expansion = Lamons 26 Future Refineries São Paulo

Why CIFAL? 27 • São Paulo manufacturer and supplier of specialty fasteners and stud bolts for the oil and gas industry with CRCC approval (Petrobras) • Establishes energy footprint in Brazil • Fastener “hub” similar to South Texas Bolt & Fitting – will broaden fastener capability • Add gasket manufacturing capability • Acquired July 30, 2012; Approximate annual revenue of $9 million USD • Continue to pursue other expansion opportunities in Brazil via bolt-on acquisitions and “greenfield” branches near new refineries and plants Replicate successful North American strategy.

Brazil Next Steps • Seek local approval of current North American customers (Dow, Braskem, National Oilwell Varco, FMC, Cooper Cameron, General Electric) • Upgrade bolt equipment at CIFAL, and install equipment and train for gaskets • Improve shop floor layouts to increase productivity • Utilize Lamons’ overseas purchasing power at CIFAL • Determine where next locations need to be 28 Replicate successful North American strategy.

Engineered and Specialty Products

WRI-LP Gaskets 30 This product generates significant revenue and margin during turnarounds at HF plants around the world. • Maintain market position as provider of ultimate HF Acid gasket solution • Listed on many major specifications as the preferred gasket for users such as Exxon, Valero, Conoco and others • Premium product which highlights our product innovation

Inhibitor Gaskets • Developed and launched in 2011 • Experienced significant success in the offshore market particularly in the North Sea • Designed to prevent corrosion in offshore platform flanges due to presence of chlorides • Potential to grow into other offshore markets based on successes and specifications in the North Sea region 31 This product is specified as best technology at Talisman offshore and other operators.

IsoTek Gaskets™ Engineered sealing solutions for flanged pipe connections used in the water/wastewater, oil and gas industries IsoMate • Economical solution for basic performance IsoGuard • Optimizes each seal's elastic memory, in conjunction with a proven rectangular sealing element • Guarantees low bolt load requirements and high sealing reliability Defender • Engineered solution to eliminate costly leaks and provides a solution for fugitive emissions • Manufactured with an innovative, industry first Press-n-Lock™ "Glue-Less Seal & Groove Technology” used in critical/extreme applications 32

Intelligent Bolts • Load indicating fasteners have gained a significant following in our industry in 2012 • Much more reliable and simple than ultrasonic measurement systems • Only technology to provide accurate feedback after service history 33 Exxon Baton Rouge has purchased more than $200K for problematic heat exchanger applications in 2012.

CorruKamm™ • Revolutionary new gasket technology specific to Lamons • Tremendous deflection and recovery • Completely patented and protected 34 Launched in the third quarter of 2012, initial industry response has been very favorable.

Specialty Bolts • Increase specialty bolt volumes and market share • Continue to leverage acquisition of South Texas Bolt & Fitting • Further product expansion in North America • Expand specialty bolt offering to gain market share in Brazil (CIFAL) 35 Specialty bolts have higher margins than standard bolts.

South Texas Bolt & Fitting Acquisition Update

South Texas Bolt & Fitting Acquisition Update • $14 million in revenue when acquired • Sales growth of 100% in year one; approximately 30% in year two • System integration within three months of acquisition • All Lamons locations switched immediately from other vendors to STBF • Added 8 CNC machines to support market growth 37 STBF –related bolt revenue has more than doubled since time of acquisition. More opportunities in the future.

Margin Expansion and Productivity

Opportunities for Margin Expansion & Productivity • Specialty products have higher margins • Margins should expand when build out of global branches complete • Locations increase profits as they mature • Significant productivity opportunities 39

Additional Productivity Opportunities 40 Material • New computer optimization program for sheet utilization • Leverage TriMas’ Global Sourcing Organization in China, India, Brazil and Vietnam • Continual quote and sampling process for new supplier development • Shifting SKUs between India and China to take advantage of economic shifts Continuous improvement to enhance margins. Labor • Job shop production balanced with high volume production in low cost manufacturing plants • Lean initiatives ongoing in all manufacturing sites (U.S., India, China and Brazil) • Kaizen activities • Value stream mapping • Standardization • Root cause analysis • One-piece flow modeling • Tripod risk management for labor cost: U.S., China and India • Technology upgrade to integrate scanners

Summary of Opportunities • Experts at manufacturing and distributing specialty gaskets and bolts • Local manufacturing and quick delivery model provides competitive advantage • Replicate U.S. branch strategy to serve major customers globally • Product expansion underway • Pursue bolt-on acquisitions to supplement organic growth • Long-term margin expansion opportunities 41

Questions & Answers